THE SARATOGA ADVANTAGE TRUST

	CLASS I	CLASS A	CLASS C
James Alpha Total Hedge Portfolio	Ticker: JTHIX	Ticker: JTHAX	Ticker: JTHCX
James Alpha Equity Hedge Portfolio	Ticker: JEHIX	Ticker: JAHAX	Ticker: JAHCX
James Alpha Event Driven Portfolio	Ticker: JAEIX	Ticker: JAEAX	Ticker: JAECX
James Alpha Family Office Portfolio	Ticker: JFOIX	Ticker: JFOAX	Ticker: JFOCX
James Alpha Relative Value Portfolio	Ticker: JRVIX	Ticker: JRVAX	Ticker: JRVCX
James Alpha Yorkville MLP Portfolio	Ticker: JMLPX	Ticker: JAMLX	Ticker: MLPCX

Incorporated herein by reference are the definitive versions of the Prospectuses for the above-referenced Portfolios filed pursuant to Rule 497 (c) under the Securities Act of 1933, as amended, on June 7, 2017 (0001580642-17-003425).